                                                                            Exhibit 99.1

N e w s R e l e a s e QUICKSILVER RESOURCES INC. 801 Cherry Street Suite 3700, Unit 19 Fort Worth, TX 76102 www.qrinc.com

Quicksilver Resources Inc. board of directors disbands transaction committee

FORT WORTH, TEXAS (March 24, 2011) – Quicksilver Resources Inc. (NYSE: KWK) today announced that, in light of the recent announcement by an entity controlled by members of the Darden family of a decision not to pursue a take private transaction of the Company, the Board of Directors has unanimously determined that there is no longer a need for the transaction committee of independent directors that was formed to evaluate a potential transaction that may be proposed by the Darden family interests, as well as possible alternatives.  Accordingly, the transaction committee has been disbanded, and going forward the Board as a whole will again work together to evaluate and pursue strategic and growth opportunities for the Company.

About Quicksilver Resources

Fort Worth, Texas-based Quicksilver Resources is a natural gas and crude oil exploration and production company engaged in the development and acquisition of long-lived, unconventional natural gas reserves, including coalbed methane, shale gas, and tight sands gas in North America.  The company has U.S. offices in Fort Worth, Texas; Glen Rose, Texas and Cut Bank, Montana.  Quicksilver’s Canadian subsidiary, Quicksilver Resources Canada Inc., is headquartered in Calgary, Alberta.  For more information about Quicksilver Resources, visit www.qrinc.com.

Forward-Looking Statements
The statements in this news release regarding future events, occurrences, circumstances, activities, performance, outcomes and results are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although these statements reflect the current views, assumptions and expectations of Quicksilver Resources’ management, the matters addressed herein are subject to numerous risks and uncertainties, which could cause actual activities, performance, outcomes and results to differ materially from those indicated. Factors that could result in such differences or otherwise materially affect Quicksilver Resources’ financial condition, results of operations and cash flows include: changes in general economic conditions; fluctuations in natural gas, natural gas liquids and crude oil prices; failure or delays in achieving expected production from exploration and development projects; uncertainties inherent in estimates of natural gas, natural gas liquids and crude oil reserves and predicting natural gas, natural gas liquids and crude oil reservoir performance; effects of hedging natural gas, natural gas liquids and crude oil prices; fluctuations in the value of certain of our assets and liabilities; competitive conditions in our industry; actions taken or non-performance by third parties, including suppliers, contractors, operators, processors, transporters, customers and counterparties; changes in the availability and cost of capital; delays in obtaining oilfield equipment and increases in drilling and other service costs; operating hazards, natural disasters, weather-related delays, casualty losses and other matters beyond our control; the effects of existing and future laws and governmental regulations, including environmental and climate change requirements; the effects of existing or future litigation; as well as, other factors disclosed in Quicksilver Resources’ filings with the Securities and Exchange Commission. The forward-looking statements included in this news release are made only as of the date of this news release, and we undertake no obligation to update any of these forward-looking statements to reflect subsequent events or circumstances except to the extent required by applicable law.
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Media Contacts:
Tom Johnson
Chuck Dohrenwend
The Abernathy MacGregor Group
(212) 371-5999

Investor Contact
Rick Buterbaugh
(817) 665-4835

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